Exhibit 99.1
W. P. Carey & Co. LLC
Supplemental Operating and Financial Data
For the Three and Six Months Ended
June 30, 2007

Important Disclosures About this Report
Important Note Regarding Non-GAAP Financial Measures
This supplemental operating and financial data includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”) and adjusted cash flow from operations. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental disclosure report.
Forward-looking Statements
This supplemental operating and financial data contains certain forward-looking statements relating to W. P. Carey & Co. LLC. As used in this supplemental disclosure report, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan” or similar expressions. Do not unduly rely on forward-looking statements. They give our expectations about the future and are not guarantees, and speak only as of the date they are made. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievement to be materially different from the results of operations or plan expressed or implied by such forward-looking statements. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved.

W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
For the Three and Six Months Ended June 30, 2007

Contents
Company Overview	4
Financial Highlights	5
Reconciliation of Net Income to EBITDA	6
Reconciliation of Net Income to Funds From Operations (FFO)	7
Adjusted Cash Flow from Operating Activities	8
Revenue Diversification Analysis	9
Revenue Stability Analysis	10
Portfolio Debt Summary	11-12
2007 Investments & Dispositions Update	13
Portfolio Diversification Analysis by Rent Contribution	14
Portfolio Diversification Analysis by Property Type	15
Portfolio Diversification Analysis by Tenant Industry	16
Portfolio Diversification Analysis by Geography	17
Portfolio Lease Maturity Analysis	18
Consolidated Balance Sheets	19
Consolidated Statements of Income	20
Consolidated Statements of Cash Flows	21
Detailed Property Summary	22-26

W. P. CAREY & CO. LLC
Company Overview
June 30, 2007

Key Company Contacts		Executive Offices
William P. Carey	Chairman of the Board and Director	50 Rockefeller Plaza
Gordon F. Dugan	President, Chief Executive Officer and Director	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Mark J. DeCesaris	Managing Director, Acting Chief Financial Officer	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York	Syndication Agent
PNC Bank, N.A.	Syndication Agent
Wells Fargo Bank, N.A.	Syndication Agent

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Stock Data	2007	2007	2006	2006
High Price	$35.50	$34.75	$31.00	$27.48
Low Price	$29.71	$29.84	$27.50	$24.10
Closing Price	$31.45	$33.37	$30.07	$27.33

Distributions per share — annualized	$1.868	$1.848	$1.832	$1.824

Shares outstanding at quarter end	39,129,982	38,442,298	38,262,157	38,117,923

Market value of outstanding shares at quarter end (in thousands)	$1,230,638	$1,282,819	$1,150,543	$1,041,763

W. P. CAREY & CO. LLC
Financial Highlights (Unaudited)
(in thousands, except share and per share data)

These financial highlights include non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”) and adjusted cash flow from operations. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided on the following pages.

	For the Three Months Ended		For the Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Operations
EBITDA — investment management	$63,517	$10,843	$75,090	$26,559
EBITDA — real estate ownership	22,318	21,068	39,756	33,675

EBITDA Total	$85,835	$31,911	$114,846	$60,234

FFO — investment management	$62,561	$10,553	$66,410	$19,688
FFO — real estate ownership	17,004	18,002	31,721	30,693

FFO Total	$79,565	$28,555	$98,131	$50,381

Per Share
EBITDA per share (diluted) — investment management	$1.59	$0.28	$1.88	$0.68
EBITDA per share (diluted) — real estate ownership	0.56	0.53	1.00	0.87

EBITDA per share (diluted) Total	$2.15	$0.81	$2.88	$1.55

FFO per share (diluted) — investment management	$1.56	$0.27	$1.66	$0.51
FFO per share (diluted) — real estate ownership	0.43	0.46	0.80	0.79

FFO per share (diluted) Total	$1.99	$0.73	$2.46	$1.30

Adjusted Cash Flow From Operations
Adjusted cash flow			$54,946	$46,152

Adjusted cash flow per share (diluted)			$1.38	$1.19

Distributions paid			$35,202	$34,256

Payout ratio (distributions paid/adjusted cash flow)			64%	74%

W. P. CAREY & CO. LLC
Reconciliation of Net Income to EBITDA (Unaudited)
(in thousands, except share and per share amounts)

	For the Three Months Ended		For the Six Months Ended
Investment Management	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Net income	$32,100	$5,482	$36,489	$13,211
Provision for income taxes	30,376	3,896	36,514	10,428
Depreciation and amortization	1,041	1,465	2,087	2,920

EBITDA — investment management	$63,517	$10,843	$75,090	$26,559

EBITDA per share (diluted)	$1.59	$0.28	$1.88	$0.68

Real Estate Ownership
Net income	$9,930	$11,822	$16,341	$15,158
Interest expense	5,669	4,541	10,532	8,929
Provision for income taxes	768	102	1,008	292
Depreciation and amortization	5,909	4,542	11,807	9,057
Reconciling items attributable to discontinued operations	42	61	68	239

EBITDA — real estate ownership	$22,318	$21,068	$39,756	$33,675

EBITDA per share (diluted)	$0.56	$0.53	$1.00	$0.87

Total Company
EBITDA	$85,835	$31,911	$114,846	$60,234

EBITDA per share (diluted)	$2.15	$0.81	$2.88	$1.55

Diluted weighted average shares outstanding	40,004,379	39,346,537	39,894,412	38,794,914

Non-GAAP Financial Disclosure
EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Accordingly, EBITDA should not be considered an alternative for net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations (FFO) (Unaudited)
(in thousands, except share and per share amounts)

	For the Three Months Ended		For the Six Months Ended
Investment Management	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Net income	$32,100	$5,482	$36,489	$13,211
Amortization, deferred taxes and other non-cash charges	28,261	3,141	25,546	2,947
FFO from equity investments	2,200	1,930	4,375	3,530

FFO — investment management	$62,561	$10,553	$66,410	$19,688

FFO per share (diluted)	$1.56	$0.27	$1.66	$0.51

Real Estate Ownership
Net income	$9,930	$11,822	$16,341	$15,158
Gain on sale of real estate	(962)	—	(962)	—
Depreciation, amortization and other non-cash charges	5,653	4,250	11,115	8,569
Straight-line and other rent adjustments	623	866	1,456	1,557
Impairment charges	—	—	—	3,357
FFO from equity investments	1,972	1,245	4,186	2,470
Minority investees’ share of FFO	(212)	(181)	(415)	(418)

FFO — real estate ownership	$17,004	$18,002	$31,721	$30,693

FFO per share (diluted)	$0.43	$0.46	$0.80	$0.79

Total Company
Funds from operations (FFO)	$79,565	$28,555	$98,131	$50,381

FFO per share (diluted)	$1.99	$0.73	$2.46	$1.30

Diluted weighted average shares outstanding	40,004,379	39,346,537	39,894,412	38,794,914

Non-GAAP Financial Disclosure
Funds from operations (FFO) is a non-GAAP financial measure that is commonly used in evaluating real estate companies. Although the National Association of Real Estate Investment Trusts (NAREIT) has published a definition of FFO, real estate companies often modify this definition as they seek to provide financial measures that meaningfully reflect their operations. FFO should not be considered as an alternative to net income as an indication of a company’s operating performance or to cash flow from operating activities as a measure of its liquidity. It should be used in conjunction with GAAP net income. FFO disclosed by other REITs may not be comparable to our FFO calculation.
NAREIT’s definition of FFO adjusts GAAP net income to exclude depreciation and gains/losses from the sales of properties and adjusts for FFO applicable to unconsolidated partnerships and joint ventures. We calculate FFO in accordance with this definition and then include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, impairment charges on real estate and unrealized foreign currency exchange gains and losses. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long term sustainability and not on such non-cash items which may cause short-term fluctuations in net income but that have no impact on cash flows.

W. P. CAREY & CO. LLC
Adjusted Cash Flow from Operating Activities (Unaudited)
(in thousands)

	For the Six Months Ended
	June 30, 2007	June 30, 2006
Cash flow from operating activities — as reported	$11,648	$35,565
Adjustments:
CPA®:16 — Global performance adjustment, net (1)	17,763	7,808
CPA®:12/14 Merger — payment of taxes (2)	20,708	—
Deferred income tax adjustment (1)	(2,857)	(987)
Distributions received from equity investments in real estate in excess of equity income (3)	5,435	3,106
Changes in working capital (3)	2,249	660

Adjusted cash flow from operating activities	$54,946	$46,152

Distributions paid	$35,202	$34,256

Payout ratio (distributions paid/adjusted cash flow)	64%	74%

Non-GAAP Financial Disclosure
Adjusted cash flow from operating activities is a non-GAAP financial measure that represents cash flow from operating activities on a GAAP basis adjusted for certain timing differences and deferrals as described below. We believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations and is used in evaluating distributions to shareholders. Adjusted cash flow from operating activities should not be considered as an alternative for cash flow from operating activities computed on a GAAP basis as a measure of our liquidity. Adjusted cash flow from operating activities may not be comparable to similarly titled measures of other companies.

(1)
Amounts deferred in lieu of CPA®:16 — Global achieving its performance criterion, net of a 45% tax provision. In determining cash flow generated from our core operations, we believe that it is more appropriate to normalize cash flow for the impact of CPA®:16 — Global achieving its performance criterion, rather than recognizing the entire deferred amount in the quarter in which the performance criterion was met as this revenue was actually earned over a three year period.

(2)
Timing differences arising from the payment of certain liabilities in a period other than that in which the expense is recognized in determining net income may distort the actual cash flow our core operations generate. We adjust our GAAP cash flow from operations to record such amounts in the period in which the liability was actually incurred. We believe that this is a fairer measure of determining our cash flow from core operations.

(3)
We take a substantial portion of our asset management revenue in shares of the CPA® REIT funds. To the extent that we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

W. P. CAREY & CO. LLC
Revenue Diversification Analysis (GAAP Modified) (Unaudited)
(in thousands)

			For the	For the	For the
	For the Six Months Ended		Year Ended	Six Months Ended	Year Ended
Revenue from Investment Management	June 30, 2007	June 30, 2006	December 31, 2006	June 30, 2005	December 31, 2005
Asset management revenue	$45,238	$29,114	$57,633	$25,467	$52,332
Structuring revenue	58,031	12,354	22,506	20,524	28,197
Incentive, termination and subordinated disposition revenue from mergers	—	—	46,018	—	—
Other interest income	3,887	1,138	2,853	1,417	3,176
Revenue of other business operations	—	—	—	55	372

Total management services revenue	$107,156	$42,606	$129,010	$47,463	$84,077

Percentage of total adjusted revenue	69%	50%	60%	53%	49%

Revenue from Real Estate Ownership
Lease revenue — continuing operations	$39,630	$36,412	$74,090	$33,622	$67,215
Revenue of discontinued operations	2,250	1,186	1,191	3,447	8,926
Other real estate income	6,415	4,532	9,381	4,582	10,706
Other interest income	354	400	580	249	335

Total real estate revenue	$48,649	$42,530	$85,242	$41,900	$87,182

Percentage of total adjusted revenue	31%	50%	40%	47%	51%

Reconciliation of Total Revenue
Total revenue — as reported	$156,033	$105,304	$273,258	$89,110	$168,784
Less: Reimbursed costs from affiliates (1)	(6,719)	(22,892)	(63,630)	(4,860)	(9,962)
Add: Other interest income	4,241	1,538	3,433	1,666	3,511
Add: Revenue of discontinued operations	2,250	1,186	1,191	3,447	8,926

Total Adjusted Revenue	$155,805	$85,136	$214,252	$89,363	$171,259

(1)	Total revenues exclude reimbursements of costs received from affiliated CPA® REITs as they have no impact on net income.

W. P. CAREY & CO. LLC
Revenue Stability Analysis (GAAP Modified) (Unaudited)
(in thousands except per share data)

					For the		For the		For the
	For the Six Months Ended				Year Ended		Six Months Ended		Year Ended
	June 30, 2007		June 30, 2006		December 31, 2006		June 30, 2005		December 31, 2005
2007	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%
Revenue Type
Rents (1)	$42,234		$37,998		$75,861		$37,318		$76,476
Management revenue (2)	49,125		30,252		60,486		26,884		55,508

Rents and Management Revenue	91,359	59%	68,250	80%	136,347	64%	64,202	72%	131,984	77%

Structuring revenue (3)	58,031		12,354		22,506		20,524		28,197
Disposition / termination revenue (4)	—		—		46,018		—		—
Other real estate income (lease terminations and other settlements) (5)	6,415		4,532		9,381		4,637		11,078

Structuring Revenue & Other Income	64,446	41%	16,886	20%	77,905	36%	25,161	28%	39,275	23%

Total	$155,805	100%	$85,136	100%	$214,252	100%	$89,363	100%	$171,259	100%

(1)	Rents = lease revenue (continuing operations) + revenue of discontinued operations + other interest income from real estate ownership.

(2)	Management revenue includes asset management revenue and interest income earned from CPA® REITs under management.

(3)	Structuring revenue includes structuring fees and deferred structuring fees.

(4)	Disposition and termination revenues related to CPA®:12/14 merger.

(5)	The six months ended June 30, 2005 and the year ended December 31, 2005 also include revenues of other business operations generated from our investment management.

W. P. CAREY & CO. LLC
Portfolio Debt Summary (Pro rata basis) (Unaudited)
June 30, 2007

				Outstanding
Tenant/Lease Guarantor	Rate Type	Interest Rate	Maturity Date	Balance
Quebecor Printing USA (GA)	Fixed	6.82%	Aug-2007	$6,059,586
Amerisure Insurance (Michigan Mutual)	Fixed	8.80%	Dec-2007	9,545,973
Self-Storage Credit Facility	Variable	7.57%	Dec-2008	35,581,000
Billipp Portfolio	Variable	5.92%	Dec-2008	5,000,005
Orbital Sciences Corporation	Fixed	7.38%	Jun-2009	12,727,187
America West Holdings Corporation (74.58%)	Fixed	7.23%	Aug-2009	15,850,803
Retail Distribution Group (40%)	Fixed	8.51%	Sep-2009	2,226,871
Bell South Telecommunications	Fixed	8.11%	Jan-2010	3,677,716
Hibbett Sports	Fixed	7.50%	Apr-2010	4,683,625
Detroit Diesel Corporation	Fixed	7.96%	Jun-2010	7,543,117
Federal Express Corporation (40%)	Fixed	7.50%	Jan-2011	16,684,072
Autozone- Series A	Fixed	6.85%	Jan-2011	1,643,614
Childtime Childcare, Inc. (33.93%)	Fixed	7.50%	Jan-2011	2,292,553
Information Resources, Inc. (33.33%)	Fixed	7.60%	Jan-2011	7,708,531
Pioneer Credit Recovery, Inc.	Fixed	7.34%	Jan-2011	5,597,727
Autozone, Inc. - Series B	Fixed	6.85%	Feb-2011	2,561,036
Brown/Career Education	Fixed	7.58%	Jun-2011	6,965,080
24 Hour Fitness (Austin)	Fixed	7.50%	Aug-2011	2,987,934
Sprint Spectrum, LP	Fixed	7.64%	Aug-2011	8,266,724
Qwest Communications, Inc.	Fixed	7.50%	Jun-2012	1,495,585
Autozone- Series C	Fixed	6.85%	Aug-2012	1,027,324
BE Aerospace, Inc.	Fixed	6.11%	Nov-2012	8,672,736
Faurecia (AP Parts)	Fixed	5.16%	Nov-2012	2,591,110
Anthony, Inc. Industry	Fixed	5.11%	Nov-2012	8,991,571
Alstom & Werner	Fixed	5.18%	Dec-2012	10,432,916
SAS Pantin Invest France (75%) (1)	Variable	4.54%	Jul-2013	8,332,652
Autozone- Series D	Fixed	6.85%	Aug-2013	2,611,657
Aviva France (fka Tellit Assurances -SA) (75%) (1)	Variable	4.49%	Aug-2013	2,453,546
Direction Regional des Affaires Sanitaires et Sociales (aka SCI Le Mail) (75%) (1)	Variable	4.60%	Aug-2013	897,451
SARL S3T (aka SAS Immo Invest) (80%) (1)	Variable	4.56%	May-2014	4,721,228
DSM Food Specialties (aka SAS Immo Invest) (80%) (1)	Variable	4.56%	May-2014	1,070,182
Carrefour France, SAS (49.625%) (1)	Variable	5.50%	Dec-2014	59,978,500
Lowe’s Home Improvement Warehouse	Fixed	4.87%	Sep-2015	9,572,695
Bouygues Telecom, S.A. (Tours) (95%) (1)	Variable	3.86%	Oct-2015	8,149,623
Dr. Pepper	Fixed	5.13%	Nov-2015	32,880,385

W. P. CAREY & CO. LLC
Portfolio Debt Summary (Pro rata basis) (Unaudited)
June 30, 2007

				Outstanding
Tenant/Lease Guarantor	Rate Type	Interest Rate	Maturity Date	Balance
CheckFree Holdings, Inc. (50%)	Fixed	6.18%	Jun-2016	$15,000,000
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (1)	Variable	5.25%	Oct-2016	14,910,777
Consolidated Systems (60%)	Fixed	5.87%	Nov-2016	7,150,173
Western Union	Fixed	5.50%	Jan-2017	6,000,000
Hellweg II (5%)(1)	Fixed	5.49%	Jan-2017	14,246,586
SICOR, Inc. (50%)	Fixed	6.20%	Jul-2017	17,675,000
Medica France, SA (35%) (1)	Fixed	5.63%	Oct-2017	14,646,879
Hologic, Inc. (36%)	Fixed	6.40%	May-2023	5,921,324

Total Limited Recourse Debt		6.23% (2)		$417,033,054

LLC Credit Facility	Variable	6.48%	Jun-2011	$28,000,000

Total Debt		6.25% (2)		$445,033,054

Fixed rate debt				$275,938,090

Floating rate debt				$169,094,964

(1)	Debt balance calculated using an exchange rate of $1.3475/EUR at June 30, 2007.

(2)	Reflects weighted average interest rate for the applicable debt.

W. P. CAREY & CO. LLC
2007 Investments Update (Unaudited)
June 30, 2007

	Tenant/Lease	Property	Purchase Price			Gross Square
Portfolio(s)	Guarantor	Location(s)	(000s)	Closing Date	Property Type	Footage (1)

Investment Management Activity
CPA®:16 — Global	Nordic Cold Storage, LLC	Atlanta, GA	$87,478	Feb-07	Warehouse/Distribution	1,306,533
CPA®:16 — Global	Holopack International
	Corp. (2)	Columbia, SC	39,791	Mar-07	Industrial	78,200
CPA®:16 — Global	Fraikin SAS	10 locations throughout France	8,995	Mar-07	Industrial	127,419
CPA®:15, 16 — Global	OBI A.G.	Rybnik, Poland	10,955	Mar-07	Retail	22,873
CPA®:16 — Global	PaloDEx Group Oy	Tuulsula, Finland	19,714	Mar-07	Industrial	159,802
CPA®:14, 15, 16 — Global	Hellweg Die
	Profi-Baumarkte GmBH &
	Co. KG	37 properties in Germany	429,588	Apr-07	Retail	3,207,462
		Arizona, California,
CPA®:16 — Global	International Aluminum	Illinois, South Carolina,
	Corporation	Texas	54,555	Jun-07	Warehouse/Distribution	757,266
CPA®:16 — Global	Mountain City Meat Company	Denver, CO	8,613	Jun-07	Warehouse/Distribution	63,773

Total Investment Management Acquisitions			659,689			5,723,328

Principal Activity
Investments	Multiple	Multiple	34,979	Various	Other Properties	552,594
Note Receivable	Hellweg Die
	Profi-Baumarkte GmBH &
	Co. KG	N/A	16,799	Apr-07	N/A	N/A

Total Principal Acquisitions			51,778			552,594

Total Acquisitions			$711,467			6,275,922

2007 Dispositions Update (Unaudited)

			Gross Sale
	Tenant/Lease	Property	Price	Disposition		Gross Square
Portfolio(s)	Guarantor	Location(s)	(000s)	Date	Property Type	Footage

Investment Management Activity
CPA®:14 Investment	PW Eagle, Inc. (excess land)	West Jordan, UT	$1,850	Jan-07	Land	N/A

Principal Activity
WPC LLC	Swiss-M-Tex, L.P.	Travelers Rest, SC	2,500	Apr-07	Industrial	181,700
WPC LLC	Folger Adam Security, Inc.	Lemont, IL	5,685	May-07	Industrial	113,133

			8,185			294,833

Total Principal Dispositions

Total Dispositions			$10,035			294,833

(1)	Self-Storage properties denoted in net rentable square feet.

(2)	Includes a build-to-suit transaction. Gross Square Footage and Costs are estimates.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Rent Contribution (Unaudited)
Based on Ongoing Rental Income
June 30, 2007

		Percentage of	Percentage of Adjusted
Top Ten Tenants/Lease Guarantors	Annualized Rent	Total Annualized Rent	Annualized Revenue(1)
Carrefour France, S.A.	$9,283,862	9.4%	3.0%
Dr Pepper/Seven Up Bottling Group	4,683,737	4.7%	1.5%
Detroit Diesel Corporation	4,634,253	4.7%	1.5%
Bouygues Telecom, S.A.	4,363,014	4.4%	1.4%
Orbital Sciences Corporation	3,022,947	3.0%	1.0%
Federal Express Corporation	3,015,965	3.0%	1.0%
The Titan Corporation	2,862,068	2.9%	0.9%
America West Holdings Corporation	2,837,889	2.9%	0.9%
CheckFree Holdings, Inc.	2,357,753	2.4%	0.8%
AutoZone, Inc.	2,216,594	2.2%	0.7%

	$39,278,082

(1)	Revenues = revenue from continuing operations + revenue from discontinued operations + other interest income.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Property Type (Unaudited)
June 30, 2007

Property Type	Square Footage (1)	Percent
Industrial	8,722,259	49.1%
Warehouse/Distribution	5,303,419	29.8%
Office	2,256,378	12.7%
Retail	1,011,777	5.7%
Other Properties (3)	326,866	1.8%
Hospitality	158,000	0.9%

Total (4)	17,778,699	100.0%

Property Type	Annualized Rent (2)	Percent
Industrial	$34,351,352	34.6%
Office	31,672,788	31.9%
Warehouse/Distribution	21,419,192	21.6%
Other Properties (3)	5,483,067	5.5%
Retail	5,141,425	5.2%
Hospitality	1,200,000	1.2%

Total (4)	$99,267,824	100.0%

(1)	Square footage for jointly owned properties shown on a pro rata basis.

(2)	Rents reflect current annualized rents on a pro rata basis.

(3)	Reflects land used for education, child care, and social services; health care; leisure, amusement, and recreation; unoccupied land.

(4)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of June 30, 2007.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Tenant Industry (Unaudited)
June 30, 2007

	Annualized	Percentage of
Industry Type (1)	Rent	Rent (2)
Retail Stores	$13,648,931	13.7%
Business and Commercial Services	10,823,597	10.9%
Telecommunications	10,559,920	10.6%
Healthcare, Education and Childcare	8,112,620	8.2%
Electronics	6,968,687	7.0%
Beverages, Food, and Tobacco	5,367,975	5.4%
Machinery	5,298,278	5.3%
Aerospace and Defense	4,869,550	4.9%
Forest Products and Paper	4,414,264	4.4%
Consumer Non-durable Goods	3,134,632	3.2%
Transportation — Cargo	3,015,965	3.0%
Transportation — Personal	2,995,089	3.0%
Construction and Building	2,529,149	2.5%
Mining, Metals, and Primary Metal Industries	2,420,172	2.4%
Insurance	2,215,729	2.2%
Federal, State and Local Government	2,129,742	2.1%
Consumer and Durable Goods	2,128,229	2.1%
Media: Printing and Publishing	1,940,625	2.0%
Chemicals, Plastics, Rubber, and Glass	1,735,221	1.7%
Hotels and Gaming	1,209,000	1.2%
Textiles, Leather, and Apparel	978,153	1.0%
Leisure, Amusement, Entertainment	854,462	0.9%
Other (3)	1,917,834	2.3%

Total (4)	$99,267,824	100.0%

(1)	Based on the Moody’s Classification System and information provided by the tenant.

(2)	Rents reflect current annualized rents on a pro rata basis.

(3)	Reflects properties with tenants in the industries of grocery, banking, automobile, and buildings and real estate

(4)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of June 30, 2007.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Geography (Unaudited)
June 30, 2007

Region	Square Footage (1)	Percent
South	5,015,925	28.2%
Midwest	4,870,408	27.4%
East	3,627,317	20.4%
West	2,321,016	13.1%
Europe	1,944,033	10.9%

Total (3)	17,778,699	100.0%

Region	Annualized Rent (2)	Percent
South	$28,656,467	28.9%
West	21,200,111	21.4%
Midwest	18,318,173	18.5%
East	12,928,548	13.0%
Europe	18,164,525	18.2%

Total (3)	99,267,824	100.0%

(1)	Square footage for jointly owned properties shown on a pro rata basis.

(2)	Rents reflect current annualized rents on a pro rata basis.

(3)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of June 30, 2007.

W. P. CAREY & CO. LLC
Portfolio Lease Maturity Analysis (Unaudited)
June 30, 2007

			Percentage of	Average
Year of Lease	Number	Annualized	Total Annualized	Years to
Expiration (1)	of Leases	Rents (2)	Rents	Maturity
2007	21	3,275,231	3.0%	0.50
2008	15	4,560,366	5.0%	1.50
2009	19	12,564,049	13.0%	2.50
2010	44	17,650,477	18.0%	3.50
2011	60	17,589,121	18.0%	4.50
2012	22	7,718,488	8.0%	5.50
2013	20	6,306,460	6.0%	6.50
2014	7	9,235,546	9.0%	7.50
2015	6	3,394,166	3.0%	8.50
2016	15	1,652,870	2.0%	9.50
2017	8	2,358,579	2.0%	10.50
2018	3	3,161,852	3.0%	11.50
2019	4	2,746,528	3.0%	12.50
2020	1	4,634,253	5.0%	13.50
2021	—	—	0.0%	14.50
2022	3	1,472,138	1.0%	15.50
2023	—	—	0.0%	16.50
2024	—	—	0.0%	17.50
2025	—	—	0.0%	18.50
2026	4	947,700	1.0%	19.50

Total (3)	252	$99,267,824	100.0%

Weighted Average Years to Maturity: 5.76

(1)	Assumes tenant does not exercise renewal option.

(2)	Month to month properties are counted in current year’s revenue stream.

(3)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of June 30, 2007.

W. P. CAREY & CO. LLC
Consolidated Balance Sheets (Unaudited)
(in thousands)

	June 30, 2007	December 31, 2006
		(NOTE)
Assets
Real estate, net	$531,485	$540,504
Net investment in direct financing leases	107,886	108,581
Equity investments in real estate	183,226	166,147
Operating real estate, net	72,049	33,606
Assets held for sale	—	1,269
Cash and cash equivalents	19,050	22,108
Due from affiliates	76,877	88,884
Goodwill	63,607	63,607
Intangible assets, net	40,116	43,742
Other assets, net	29,421	24,562

Total assets	$1,123,717	$1,093,010

Liabilities and Members’ Equity
Liabilities:
Limited recourse mortgage notes payable	$258,663	$261,152
Secured credit facility	35,581	15,501
Unsecured credit facility	28,000	2,000
Deferred revenue	—	40,490
Accounts payable and accrued expenses	32,549	34,047
Income taxes, net	64,744	63,462
Other liabilities	22,359	19,127
Distributions payable	18,227	17,481

Total liabilities	460,123	453,260

Minority interest in consolidated entities	7,609	7,765

Commitments and contingencies
Members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 39,129,982 and 38,262,157 shares issued and outstanding, respectively	751,508	745,969
Dividends in excess of accumulated earnings	(96,072)	(114,008)
Accumulated other comprehensive income	549	24

Total members’ equity	655,985	631,985

Total liabilities and members’ equity	$1,123,717	$1,093,010

Note: The consolidated balance sheet at December 31, 2006 has been derived from the audited consolidated financial statements at that date.

W. P. CAREY & CO. LLC
Consolidated Statements of Income (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
Revenues
Asset management revenue	$30,204	$14,752	$45,238	$29,114
Structuring revenue	53,448	2,462	58,031	12,354
Reimbursed costs from affiliates	3,244	19,894	6,719	22,892
Lease revenues	19,998	18,285	39,630	36,412
Other real estate income	3,241	2,149	6,415	4,532

	110,135	57,542	156,033	105,304

Operating Expenses
General and administrative	(23,256)	(9,871)	(35,493)	(21,029)
Reimbursable costs	(3,244)	(19,894)	(6,719)	(22,892)
Depreciation and amortization	(6,950)	(6,007)	(13,894)	(11,977)
Property expenses	(1,893)	(1,345)	(3,313)	(3,013)
Other real estate expenses	(1,301)	(1,466)	(3,825)	(3,033)

	(36,644)	(38,583)	(63,244)	(61,944)

Other Income and Expenses
Other interest income	3,643	811	4,241	1,538
Income from equity investments in real estate	1,929	1,244	4,367	2,794
Minority interest in (income) loss	(3,141)	254	(3,472)	(608)
Gain on sale of securities, foreign currency transactions and other gains, net	169	5,228	355	5,478
Interest expense	(5,669)	(4,541)	(10,532)	(8,929)

	(3,069)	2,996	(5,041)	273

Income from continuing operations before income taxes	70,422	21,955	87,748	43,633
Provision for income taxes	(31,144)	(3,998)	(37,522)	(10,720)

Income from continuing operations	39,278	17,957	50,226	32,913

Discontinued Operations
Income (loss) from operations of discontinued properties	1,790	(653)	1,642	(1,187)
Gain on sale of real estate, net	962	—	962	—
Impairment charges on assets held for sale	—	—	—	(3,357)

Income (loss) from discontinued operations	2,752	(653)	2,604	(4,544)

Net Income	$42,030	$17,304	$52,830	$28,369

Basic Earnings (Loss) Per Share
Income from continuing operations	$1.03	$0.48	$1.32	$0.87
Income (loss) from discontinued operations	0.07	(0.02)	0.07	(0.12)

Net income	$1.10	$0.46	$1.39	$0.75

Diluted Earnings (Loss) Per Share
Income from continuing operations	$1.03	$0.46	$1.30	$0.85
Income (loss) from discontinued operations	0.07	(0.02)	0.07	(0.12)

Net income	$1.10	$0.44	$1.37	$0.73

Weighted Average Shares Outstanding
Basic	38,308,202	37,876,079	38,120,532	37,802,340

Diluted	40,004,379	39,346,537	39,894,412	38,794,914

Distributions Declared Per Share	$0.467	$0.454	$0.929	$0.906

W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Six months ended June 30,
	2007	2006
Cash Flows — Operating Activities
Net income	$52,830	$28,369
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization including intangible assets and deferred financing costs	14,509	12,625
Income from equity investments in real estate in excess of distributions received	(1,628)	(202)
Gains on sale of real estate and investments, net	(962)	(4,800)
Minority interest in income	3,472	608
Straight-line rent adjustments	1,421	1,612
Management income received in shares of affiliates	(31,728)	(15,816)
Unrealized gain on foreign currency transactions, warrants and securities	(313)	(577)
Impairment charges	—	3,357
Increase in income taxes, net	2,802	7
Realized gain on foreign currency transactions	(42)	(101)
Stock-based compensation expense	2,328	1,639
Decrease in deferred acquisition revenue receivable	16,164	12,543
Increase in structuring revenue receivable	(44,956)	(3,039)
Net changes in other operating assets and liabilities	(2,249)	(660)

Net cash provided by operating activities	11,648	35,565

Cash Flows — Investing Activities
Distributions received from equity investments in real estate in excess of equity income	21,716	3,106
Purchases of real estate and equity investments in real estate	(40,381)	—
Capital expenditures	(7,361)	(4,024)
Loan to affiliate	—	(84,000)
Proceeds from repayment of loan to affiliate	—	84,000
Proceeds from sales of property and investments	6,014	22,471
Funds placed in escrow in connection with the sale of property	(3,340)	(9,163)
Payment of deferred acquisition revenue to affiliate	(524)	(524)

Net cash (used in) provided by investing activities	(23,876)	11,866

Cash Flows — Financing Activities
Distributions paid	(35,202)	(34,356)
Contributions from minority interests	688	1,161
Distributions to minority interests	(942)	(5,075)
Scheduled payments of mortgage principal	(7,719)	(5,705)
Proceeds from mortgages and credit facilities	118,617	55,000
Prepayments of mortgage principal and credit facilities	(68,257)	(62,971)
Release of funds from escrow in connection with the financing of properties	—	4,031
Payment of financing costs	(1,303)	(472)
Proceeds from issuance of shares	3,917	3,652
Excess tax benefits associated with stock-based compensation awards	1,335	271
Repurchase and retirement of shares	(2,038)	(482)

Net cash provided by (used in) financing activities	9,096	(44,946)

Change in Cash and Cash Equivalents During the Period
Effect of exchange rate changes on cash	74	94

Net (decrease) increase in cash and cash equivalents	(3,058)	2,579
Cash and cash equivalents, beginning of period	22,108	13,014

Cash and cash equivalents, end of period	$19,050	$15,593

W. P. CAREY & CO. LLC
Detailed Property Summary (Unaudited)
June 30, 2007

	Percent	Property	Property	Tenant		Square	Annualized	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Location	Type	Industry	Region	Footage	Rent	Total Rent	Factor	Expiration	Term

Carrefour France, SAS (1)	49.625%	Crepy en Valois, France	Warehouse/Distribution	Retail Stores	Europe	274,774	1,994,959	2.01%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	49.625%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	265,415	1,731,059	1.74%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	49.625%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	192,619	1,280,252	1.29%	INSEE (2)	Nov-2012	Nov-2012
Carrefour France, SAS (1)	49.625%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	145,041	1,023,668	1.03%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	49.625%	Thuit Hebert, France	Warehouse/Distribution	Retail Stores	Europe	191,156	1,001,407	1.01%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	49.625%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	149,608	871,813	0.88%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	49.625%	Ploufragan, France	Warehouse/Distribution	Retail Stores	Europe	132,820	742,808	0.75%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	49.625%	Cholet, France	Warehouse/Distribution	Retail Stores	Europe	107,543	637,896	0.64%	INSEE (2)	Dec-2011	Dec-2011

Carrefour France, SAS Total						1,458,976	9,283,862	9.35%

Dr Pepper/Seven Up Bottling Group	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	2,841,153	2.86%	CPI	Jun-2014	Jun-2014
Dr Pepper/Seven Up Bottling Group	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,842,584	1.86%	CPI	Jun-2014	Jun-2014

Dr Pepper/Seven Up Bottling Group Total						721,947	4,683,737	4.72%

Detroit Diesel Corporation	100%	Detroit, MI	Industrial	Machinery	Midwest	2,730,750	4,634,253	4.67%	PPI	Jun-2020	Jun-2030

Bouygues Telecom, S.A.(1)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	80,729	2,712,626	2.73%	INSEE (2)	Jul-2013	Jul-2013
Bouygues Telecom, S.A.(1)	95%	Tours, France	Office	Telecommunications	Europe	102,237	1,650,388	1.66%	INSEE (2)	Sep-2009	Sep-2009

Bouygues Telecom, S.A. Total						182,966	4,363,014	4.40%

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	335,307	3,022,947	3.05%	CPI	Sep-2009	Sep-2029

Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	156,152	2,746,528	2.77%	CPI	Aug-2019	Nov-2029
Federal Express Corporation (3)	40%	Corpus Christi, TX	Warehouse/Distribution	Transportation - Cargo	South	30,212	201,037	0.20%	Stated	N/A	May-2012
Federal Express Corporation	40%	College Station, TX	Warehouse/Distribution	Transportation - Cargo	South	12,080	68,400	0.07%	Stated	Apr-2012	Apr-2017

Federal Express Corporation Total						198,444	3,015,965	3.04%

The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	2,862,068	2.88%	CPI	Jul-2012	Jul-2017

America West Holdings Corporation	74.59%	Tempe, AZ	Office	Transportation - Personal	West	167,913	2,837,889	2.86%	CPI	Apr-2014	Nov-2029

CheckFree Holdings, Inc.	100%	Norcross, GA	Office/Land	Business and Commercial Services	South	110,339	2,357,753	2.38%	CPI	Dec-2015	Dec-2030

AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Stores	South	13,080	102,418	0.10%	% Sales	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	10,800	102,151	0.10%	% Sales	Aug-2013	Dec-2038
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Stores	Midwest	12,060	97,675	0.10%	% Sales	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Stores	South	12,960	86,828	0.09%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Stores	South	5,400	55,795	0.06%	% Sales	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Stores	West	5,400	54,642	0.06%	% Sales	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Stores	South	5,400	53,488	0.05%	% Sales	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Stores	East	5,400	52,149	0.05%	% Sales	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Stores	East	5,400	50,739	0.05%	% Sales	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Stores	East	5,400	50,739	0.05%	% Sales	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Stores	South	6,480	50,739	0.05%	% Sales	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Stores	East	5,400	50,079	0.05%	% Sales	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Stores	South	5,400	49,503	0.05%	% Sales	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Stores	Midwest	5,400	44,620	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Stores	Midwest	5,400	44,620	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Stores	Midwest	5,400	44,151	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Stores	South	5,400	43,414	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Stores	South	5,400	43,414	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Stores	South	5,400	43,414	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Stores	South	5,400	43,414	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	5,400	43,414	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Stores	Midwest	6,480	43,414	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Stores	Midwest	6,480	43,414	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Stores	South	5,400	43,262	0.04%	% Sales	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Stores	East	5,400	42,283	0.04%	% Sales	Jan-2011	Feb-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Stores	South	5,400	42,283	0.04%	% Sales	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Stores	West	5,400	41,479	0.04%	% Sales	Aug-2013	Dec-2038

	Percent	Property	Property	Tenant		Square	Annualized	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Location	Type	Industry	Region	Footage	Rent	Total Rent	Factor	Expiration	Term

AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Stores	South	6,480	40,121	0.04%	% Sales	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Stores	South	5,400	39,854	0.04%	% Sales	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Stores	South	4,800	37,585	0.04%	% Sales	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Stores	South	5,401	35,345	0.04%	% Sales	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,000	34,867	0.04%	% Sales	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Stores	South	5,400	34,138	0.03%	% Sales	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Stores	South	5,400	32,158	0.03%	% Sales	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	% Sales	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	% Sales	Jan-2011	Feb-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	% Sales	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Stores	East	6,660	30,807	0.03%	% Sales	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Stores	East	6,408	24,069	0.02%	% Sales	Oct-2010	Oct-2015
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	5,401	23,124	0.02%	% Sales	Apr-2009	Apr-2009
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Stores	South	6,660	23,008	0.02%	% Sales	May-2009	May-2014
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	6,600	21,567	0.02%	% Sales	Mar-2009	Mar-2014
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Stores	South	6,480	20,602	0.02%	% Sales	Oct-2008	Oct-2013
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Stores	East	5,400	19,451	0.02%	% Sales	Oct-2010	Oct-2010

AutoZone, Inc. Total						302,230	2,216,594	2.23%

Semacs SA (1)	35%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	26,454	475,259	0.48%	INSEE (2)	Jun-2010	Jun-2010
Semacs SA (1)	35%	Paris, France	Other	Healthcare, Education and Childcare	Europe	18,927	403,522	0.41%	INSEE (2)	Jun-2010	Jun-2010
Semacs SA (1)	35%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	18,197	379,759	0.38%	INSEE (2)	Jun-2010	Jun-2010
Semacs SA (1)	35%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	18,792	313,850	0.32%	INSEE (2)	Jun-2010	Jun-2010
Semacs SA (1)	35%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	18,848	286,949	0.29%	INSEE (2)	Jun-2010	Jun-2010
Semacs SA (1)	35%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	16,693	265,876	0.27%	INSEE (2)	Jun-2010	Jun-2010

Semacs SA Total						117,911	2,125,215	2.14%

BellSouth Telecommunications	100%	Lafayette, LA	Office	Telecommunications	South	66,846	1,351,150	1.36%	Stated	Dec-2009	Dec-2039
BellSouth Entertainment, Inc.	100%	Ft. Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	593,664	0.60%	Stated	Jun-2009	Jun-2019

BellSouth Corporation Total						147,296	1,944,814	1.96%

Quebecor Printing USA	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,940,625	1.95%	CPI	Dec-2009	Dec-2034

Lucent Technologies, Inc.	100%	Charlotte, NC	Industrial	Electronics	East	568,670	1,918,333	1.93%	Fixed	Mar-2010	Mar-2016

Career Education Corporation	100%	Mendota Heights, MN	Other	Healthcare, Education and Childcare	Midwest	136,400	1,892,831	1.91%	Fixed	May-2011	May-2019

Information Resources, Inc.	33.33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	1,179,801	1.19%	CPI	Oct-2013	Oct-2015
Information Resources, Inc.	33.33%	Chicago, IL	Office	Business and Commercial Services	Midwest	30,797	683,141	0.69%	CPI	Oct-2013	Oct-2023

Information Resources, Inc. Total						83,992	1,862,942	1.88%

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,281,052	1.29%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	489,246	0.49%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	1,770,298	1.78%

Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,422,080	1.43%	Stated	Apr-2010	Apr-2030
Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	344,803	0.35%	Stated	Dec-2009	Dec-2029

Unisource Worldwide, Inc. Total						456,273	1,766,883	1.78%

Brodart Company	100%	Williamsport, PA	Industrial	Consumer Non-durable Goods	East	521,240	1,720,686	1.73%	CPI	Jun-2008	Jun-2028

Fiskars, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	374,829	1,717,741	1.73%	CPI	Mar-2010	Mar-2035

SICOR, Inc.	50%	San Diego, CA	Office/Industrial	Healthcare, Education and Childcare	West	72,156	1,671,410	1.68%	CPI	Jul-2009	Jul-2049

Pharmaco International, Inc.	100%	Austin, TX	Office/Industrial & Warehouse/Distribution	Business and Commercial Services	South	173,436	1,614,865	1.63%	CPI	Nov-2010	Nov-2030

Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	1,006,170	1,570,000	1.58%	CPI	Dec-2010	Dec-2015

BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	627,066	0.63%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc.	100%	Winston-Salem, NC	Office/Industrial & Warehouse/Distribution	Aerospace and Defense	East	274,216	761,588	0.77%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	119,441	0.12%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,508,095	1.52%

	Percent	Property	Property	Tenant		Square	Annualized	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Location	Type	Industry	Region	Footage	Rent	Total Rent	Factor	Expiration	Term

Sprint Spectrum, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,424,561	1.44%	Fixed	May-2011	May-2021

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Construction and Building	West	143,352	1,391,554	1.40%	CPI	Aug-2018	Aug-2018

Amerisure Mutual Insurance Co.	100%	Charleston, SC	Office	Insurance	East	127,754	1,382,256	1.39%	Fixed	Dec-2007	Dec-2028

AT&T Corporation	100%	Bridgeton, MO	Industrial	Telecommunications	Midwest	85,510	1,257,410	1.27%	Fixed	Sep-2011	Jun-2021

Radisson Hotels International, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	1,200,000	1.21%	Fixed	N/A	N/A

Omnicom Group, Inc.	100%	Venice, CA	Office	Business and Commercial Services	West	77,719	1,193,661	1.20%	Other	Sep-2010	Sep-2030

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	1,170,000	1.18%	Fixed	Apr-2011	Apr-2011

Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	925,612	0.93%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	210,526	0.21%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,136,138	1.14%

Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	182,845	1,091,816	1.10%	CPI/Market	May-2012	May-2012

United Space Alliance LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	91,800	572,832	0.58%	None	Sep-2010	Sep-2012
United Space Alliance LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	46,298	500,018	0.50%	None	Sep-2010	Sep-2011

United Space Alliance LLC Total						138,098	1,072,850	1.08%

Lockheed Martin Corporation	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	819,347	0.83%	Fixed	Jul-2008	Jul-2008
Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	30,176	241,416	0.24%	Fixed	Dec-2007	Dec-2007

Lockheed Martin Corporation Total						118,754	1,060,763	1.07%

Werner Co.	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	572,204	1,036,413	1.04%	Fixed	Jul-2015	Jul-2021

United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,000	366,539	0.37%	CPI	Mar-2010	Mar-2030
United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	350,913	0.35%	CPI	Mar-2010	Mar-2030
United Stationers Supply Company	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	75,000	317,385	0.32%	CPI	Mar-2010	Mar-2030

United Stationers Supply Company Total						197,098	1,034,837	1.04%

Cree Microwave, LLC	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	1,026,297	1.03%	CPI	Nov-2011	Nov-2026

Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	978,153	0.99%	CPI	Dec-2010	Dec-2020

Sears logistics Services, Inc.	100%	Jacksonville, FL	Warehouse/Distribution	Consumer Non-durable Goods	South	240,000	969,946	0.98%	None	Feb-2008	Feb-2008

Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	338,766	947,700	0.95%	Fixed	Oct-2026	Oct-2046

Hibbett Sporting Goods, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Stores	South	219,312	876,900	0.88%	CPI	Dec-2014	Dec-2029

24 Hour Fitness	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	850,484	0.86%	CPI	Jun-2017	Jun-2033

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	687,992	0.69%	CPI	Mar-2014	Mar-2030
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	132,805	0.13%	CPI	Mar-2014	Mar-2030

NVR, Inc. Total						179,741	820,797	0.83%

Vertafore, Inc.	100%	College Station, TX	Office	Telecommunications	South	52,552	783,915	0.79%	Fixed	Dec-2009	Dec-2015

				Mining, Metals, and Primary
Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Metal Industries	Midwest	52,000	643,069	0.65%	CPI	Feb-2010	Feb-2035

Western Union Financial Services, Inc.	100%	Bridgeton, MO	Office	Banking	Midwest	78,080	624,640	0.63%	Fixed	Nov-2016	Nov-2026

Aviva (1)	75%	Rouen, France	Office	Insurance	Europe	27,593	617,188	0.62%	INSEE (2)	Sep-2010	Sep-2010

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Stores	Midwest	82,620	567,745	0.57%	None	Jan-2010	Jan-2020

MSC Engineered Materials and Solutions Group, Inc.	100%	Walbridge, OH	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	313,704	560,513	0.56%	CPI	Apr-2012	Apr-2027

Childtime Childcare, Inc.	33.93%	Westland, MI	Other Properties	Healthcare, Education and Childcare	Midwest	5,259	60,959	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Alhambra, CA	Other Properties	Healthcare, Education and Childcare	West	2,262	53,011	0.05%	CPI	Jan-2016	Jan-2041

	Percent	Property	Property	Tenant		Square	Annualized	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Location	Type	Industry	Region	Footage	Rent	Total Rent	Factor	Expiration	Term

Childtime Childcare, Inc.	33.93%	Tustin, CA	Other Properties	Healthcare, Education and Childcare	West	2,264	52,598	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Canton, MI	Other Properties	Healthcare, Education and Childcare	Midwest	2,311	47,797	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Chino, CA	Other Properties	Healthcare, Education and Childcare	West	2,166	46,300	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Carrollton, TX	Other Properties	Healthcare, Education and Childcare	South	2,438	45,991	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Duncanville, TX	Other Properties	Healthcare, Education and Childcare	South	2,438	45,991	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Lewisville, TX	Other Properties	Healthcare, Education and Childcare	South	2,440	45,991	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Garden Grove, CA	Other Properties	Healthcare, Education and Childcare	West	2,848	45,526	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Tucson, AZ	Other Properties	Healthcare, Education and Childcare	West	2,165	36,751	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	33.93%	Chandler, AZ	Other Properties	Healthcare, Education and Childcare	West	2,026	35,254	0.04%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	516,169	0.52%

Alcoa, Inc.	100%	Salisbury, NC	Warehouse/Distribution	Machinery	East	200,000	483,082	0.49%	Fixed	Jun-2010	Jun-2020

Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	444,000	0.45%	Fixed	Apr-2012	Apr-2017

Alstom Power Inc.	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	443,370	0.45%	Fixed	May-2013	May-2013

Affiliated Foods Southwest, Inc.	100%	Little Rock, AR	Retail	Grocery	South	64,358	295,611	0.30%	Fixed	Jan-2009	Jan-2024
Affiliated Foods Southwest, Inc.	100%	Hope, AR	Retail	Grocery	South	35,784	75,144	0.08%	CPI	Mar-2012	Mar-2037
Affiliated Foods Southwest, Inc.	100%	Little Rock, AR	Retail	Grocery	South	21,932	34,745	0.04%	CPI	Mar-2012	Mar-2022

Affiliated Foods Southwest, Inc. Total						122,074	405,500	0.41%

Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Stores	Midwest	103,018	210,000	0.21%	None	Mar-2011	Mar-2026
Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Stores	West	89,760	180,000	0.18%	None	May-2011	May-2026

Kmart Corporation Total						192,778	390,000	0.39%

The Retail Distribution Group	40%	Grand Rapids, MI	Warehouse/Distribution	Beverages, Food, and Tobacco	Midwest	71,784	383,040	0.39%	Fixed	Aug-2009	Aug-2013

Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	42,880	370,569	0.37%	Fixed	Dec-2011	Dec-2014

Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	345,000	0.35%	Fixed	Apr-2012	Apr-2018

Faurecia Exhaust Systems, Inc.	100%	Toledo, OH	Office	Automobile	Midwest	61,000	336,000	0.34%	CPI	Nov-2022	Nov-2022

DSM Food Specialties (1)	80%	Phalempin, France	Warehouse/Distribution	Beverages, Food, and Tobacco	Europe	29,870	301,198	0.30%	INSEE (2)	May-2008	May-2008

Direction Regional des Affaires Sanitaires et Sociales (DRASS) (1)	75%	Rouen, France	Office	Federal, State and Local Government	Europe	19,213	300,126	0.30%	INSEE (2)	Dec-2013	Dec-2013

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	299,940	0.30%	Fixed	Jul-2016	Jul-2026

The Roof Center, Inc.	100%	Manassas, VA	Industrial	Construction and Building	East	60,446	285,115	0.29%	Fixed	Jul-2009	Jul-2009

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	4,460	274,304	0.28%	Fixed	Feb-2012	Feb-2017

Winn-Dixie, Inc.	100%	Montgomery, AL	Retail	Grocery	South	32,690	138,933	0.14%	None	Mar-2008	Mar-2038
Winn-Dixie, Inc.	100%	Brewton, AL	Retail	Grocery	South	30,625	134,500	0.14%	None	Oct-2010	Oct-2030

Winn-Dixie, Inc. Total						63,315	273,433	0.28%

Penberthy, Inc.	100%	Prophetstown, IL	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	161,878	268,890	0.27%	CPI	Apr-2011	Apr-2026

Department de Seine St. Denis (1)	75%	Paris, France	Office	Federal, State and Local Government	Europe	8,451	266,663	0.27%	INSEE (2)	Dec-2011	Dec-2011

Honeywell, Inc.	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	32,320	228,828	0.23%	None	Sep-2010	Sep-2010
Honeywell, Inc.	100%	Houston, TX	Land	Aerospace and Defense	South	1	36,000	0.04%	None	Sep-2010	Sep-2010

Honeywell, Inc. Total						32,321	264,828	0.27%

SARL S3T (1)	80%	Joue Les Tours, France	Warehouse/Distribution	Telecommunications	Europe	55,594	262,353	0.26%	INSEE (2)	May-2008	May-2008

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	254,538	0.26%	CPI	Jul-2013	Dec-2022

La Region Ile de France (1)	75%	Paris, France	Office	Federal, State and Local Government	Europe	7,613	227,146	0.23%	INSEE (2)	Oct-2012	Oct-2012

GIE Groupe Vauban (1)	75%	Paris, France	Office	Insurance	Europe	7,613	216,285	0.22%	INSEE (2)	Sep-2012	Sep-2012

Ace Hardware	100%	Houston, TX	Retail	Retail Stores	South	23,569	212,121	0.21%	Fixed	Mar-2016	Mar-2026

Bell Atlantic Corporation	100%	Milton, VT	Industrial	Telecommunications	East	30,624	208,467	0.21%	Fixed	Feb-2013	Feb-2013

	Percent	Property	Property	Tenant		Square	Annualized	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Location	Type	Industry	Region	Footage	Rent	Total Rent	Factor	Expiration	Term

Multiple (3) (4)		Broomfield, CO	Office	Various	West	50,790	179,761	0.18%	Various	Various	Various

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	176,143	0.18%	Fixed	May-2011	May-2021

Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation - Personal	South	25,125	157,200	0.16%	Fixed	Jul-2008	Jul-2008

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	11,396	103,368	0.10%	Fixed	Oct-2010	Oct-2020

L’Agence Nationale Pour L’Emploi (ANPE) (1) (3)	75%	Paris, France	Office	Federal, State and Local Government	Europe	3,633	83,971	0.08%	INSEE (2)	N/A	Jun-2015

The Boeing Company	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	10,960	73,680	0.07%	Fixed	Jan-2009	Jan-2013

Bike Barn Holding Company, Inc.	100%	Houston, TX	Retail	Retail Stores	South	6,216	71,280	0.07%	Fixed	Aug-2010	Aug-2015

AFPOLS (1)	75%	Paris, France	Office	Federal, State and Local Government	Europe	3,488	70,802	0.07%	INSEE (2)	Jun-2008	Jun-2008

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Health Care and Social Assistance	South	17,725	70,014	0.07%	None	Oct-2009	Oct-2019

Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	65,796	0.07%	Fixed	Jul-2010	Jul-2025

Custom Training Group	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	7,248	58,200	0.06%	Fixed	Dec-2008	Dec-2011

Olmsted Kirk Paper Company	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	42,544	0.04%	Fixed	Dec-2007	Dec-2007

CGEC Keter (1)	75%	Paris, France	Office	Buildings and Real Estate	Europe	2,301	16,223	0.02%	INSEE (2)	Dec-2014	Dec-2014

Abilis (1)	75%	Paris, France	Office	Business and Commercial Services	Europe	0	11,079	0.01%	INSEE (2)	Jan-2008	Jan-2008

Ass Comite Dept du Tourisme (1) (3)	75%	Paris, France	Office	Federal, State and Local Government	Europe	0	11,034	0.01%	INSEE (2)	N/A	N/A

Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	9,000	0.01%	None	Oct-2008	Oct-2008

Orange (1)	75%	Paris, France	Office	Telecommunications	Europe	0	8,366	0.01%	None	Jan-2010	Jun-2015

Photo Center (3)	100%	Hot Springs, AR	Retail	Machinery	South	340	4,800	0.00%	None	N/A	N/A

Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	55,000	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	53,665	—	—	N/A	N/A	N/A
Vacant	100%	Chattanooga, TN	Industrial	N/A	South	242,317	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	30,996	—	—	N/A	N/A	N/A
Vacant	100%	Moorestown, NJ	Office	N/A	East	35,567	—	—	N/A	N/A	N/A
Vacant	75%	Paris, France	Office	N/A	Europe	18,811	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Various	N/A	East	110,965	—	—	N/A	N/A	N/A
Vacant	100%	San Leandro, CA	Land	N/A	West	1	—	—	N/A	N/A	N/A
Vacant	100%	Webster, TX	Industrial	N/A	South	22,966	—	—	N/A	N/A	N/A
Vacant	100%	West Mifflin, PA	Retail	N/A	East	121,053	—	—	N/A	N/A	N/A

Vacant Total						691,341

Grand Total (5)						17,778,699	$99,267,824	100%

(1)	Rents reflect a conversion rate of 1.3475 USD/EUR as of June 30, 2007.

(2)	INSEE construction index, an index published quarterly by the French Government.

(3)	Tenant is occupying property on a month-to-month (MTM) basis.

(4)	Represents multi-tenant office building with lease expirations ranging from MTM to Jun. 2011.

(5)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of June 30, 2007.